BLACKBERRY LIMITED AMENDED AND RESTATED DEFERRED SHARE UNIT PLAN FOR DIRECTORS ARTICLE 1 INTRODUCTION 1.1 Purpose The BlackBerry Limited Amended and Restated Deferred Share Unit Plan for Directors has been established to attract and retain high quality Directors by providing such Directors with the opportunity to be credited with Deferred Share Units thereby allowing them to participate in the long term success of the Company and promoting a greater alignment of interests between the Directors and shareholders of the Company. 1.2 Definitions Wherever used in this Plan, the following words and terms have the respective meanings set out below unless the context otherwise requires: (a) “Account” means the account maintained by the Company for each Participant in connection with the operation of the Plan to which any Deferred Share Units and Dividend Equivalents in respect of a Participant will be credited under the Plan; (b) “Administrator” has the meaning set forth in Section 2.1; (c) “Affiliate” means an “affiliate” of the Company as that term is defined in paragraph 8 of Canada Revenue Agency’s Interpretation Bulletin IT-337R4, Retiring Allowances (Archived) or any successor publication; (d) “Annual Retainer” means the retainer payable to a Participant for serving as a Director during a Fiscal Year, and for greater certainty, does not include any additional compensation payable to a Participant for any other employment or services to the Company or an Affiliate, including without limitation, any chairman fees, committee chair fees, per diem meeting fees or director and committee meeting fees; (e) “Applicable Withholding Taxes” has the meaning set forth in Section 2.3; (f) “Automatic DSU Retainer” means one hundred percent (100%) of the amount of the Participant’s Annual Retainer or such other percentage of a Participant’s Annual Retainer as may be determined by resolution of the Directors from time to time, which amount is required to be satisfied in the form of Deferred Share Units credited to each Participant’s Account under the Plan;

(g) “Award Date” means each date on which Deferred Share Units are credited to a Participant’s Account in accordance with Section 5.1 which shall be, unless otherwise provided herein, the final Business Day of each Fiscal Quarter or, if the Participant ceases to serve as a Director other than on the final Business Day of a Fiscal Quarter, the last Business Day on which the Participant serves as a Director; (h) “Award Market Value” means, in respect of Participants who are not U.S. Participants, the closing trading price of a Company Share on the Toronto Stock Exchange on the Award Date, or if there is no trading of the Company Shares on the Toronto Stock Exchange on that day, the weighted average price for the five trading days on such exchange prior to that date, and in respect of U.S. Participants, the closing trading price of a Company Share on the New York Stock Exchange on the Award Date, or if there is no trading of the Company Shares on the New York Stock Exchange on that day, the weighted average price for the five trading days on such exchange prior to that date; (i) “Beneficiary” means a Person who, on the date of a Participant’s death, is the Person who has been designated as the Participant’s beneficiary in accordance with Section 6.6 and the laws applying to the Plan, or where no such Person has been validly designated by the Participant, or where the Person designated is an individual and does not survive the Participant, the Participant’s legal representative; (j) “Business Day” means a day on which any Canadian stock exchange on which the Company Shares are listed and any U.S. stock exchange on which the Company Shares are listed are both open for the business of trading securities; (k) “Committee” means the committee responsible for recommending to the Directors the compensation of Directors and for administering the Plan, which at the Effective Date of the Plan is the Compensation, Nomination & Governance Committee of the Company; (l) “Company” means BlackBerry Limited, which is a corporation amalgamated under the laws of Ontario and includes any corporate successors and assigns thereto, and any reference in the Plan to activities by the Company means action by, or under the authority of, the Directors or the Committee or the Administrator, as applicable; (m) “Company Share” means a common share of the Company as presently constituted or any shares in the capital of the Company into which common shares are changed, reclassified, subdivided, consolidated or converted or which are substituted for such shares, or as such shares in the capital of the Company may further be changed, reclassified, subdivided, consolidated, converted or substituted;

(n) “Deferred Share Unit” means a unit of participation in the Plan, equivalent in value to a Company Share at the time of grant, and credited by means of a bookkeeping entry to a Participant’s Account in accordance with Section 5.1, and which entitles the holder thereof, at the time specified in the Plan, to receive the cash equivalent of Company Shares or, if the Company so determines, in its discretion, Company Shares, subject to the provisions of the Plan; (o) “Designated Broker” has the meaning set forth in Section 5.4(b); (p) “Directors” means the directors of the Company from time to time; (q) “Dividend Equivalents” means an amount expressed as whole or fractional Deferred Share Units, calculated in accordance with Section 5.2, and credited by means of a bookkeeping entry to each Participant’s Account; (r) “Dividend Market Value” means, in respect of Participants who are not U.S. Participants, the closing trading price of a Company Share on the Toronto Stock Exchange on the Dividend Payment Date, or if there is no trading of the Company Shares on that day, the weighted average price for the five trading days on such exchange prior to that date, and in respect of U.S. Participants, the closing trading price of a Company Share on the New York Stock Exchange on the Dividend Payment Date, or if there is no trading of Company Shares on that day, the weighted average price for the five trading days on such exchange prior to that date; (s) “Dividend Payment Date” means each date on which dividends are paid on Company Shares; (t) “Dividend Record Date” means the record date established in connection with a payment of a dividend by the Company on Company Shares to its shareholders for purposes of determining which shareholders are entitled to receive such dividend; (u) “DSU Eligible Retainer” means (i) in a Participant’s first Fiscal Year of service as a Director, a nil amount, and (ii) in respect of any subsequent Fiscal Year, (A) that portion of the Participant’s Annual Retainer that is not the Automatic DSU Retainer, and (B) any additional compensation (other than equity-based compensation) payable to a Participant in the Participant’s capacity as a Director, including, without limitation, any chairman fees, committee chair fees, per diem meeting fees and director and committee meeting fees, that the Participant may elect to have satisfied in the form of Deferred Share Units credited to his or her Account under the Plan but, for greater certainty, a Participant’s DSU Eligible Retainer shall not include any expenses for which the Participant is reimbursed; (v) “Effective Date” has the meaning set forth in Section 1.4; (w) “Election and Acknowledgement Form” has the meaning set forth in Section 4.1;

(x) “Fiscal Year”, in respect of the Company, means the fiscal year of the Company for accounting purposes, as determined from time to time, which at the Effective Date of the Plan is each one-year period ending on the last day of February, and “Fiscal Quarter” means each three-month period ending on the last day of May, August, November and February; (y) “Initial Retainer” means the one-time payment or retainer payable to a Director by virtue of such Director’s first appointment or election to the board of directors of the Company in accordance with the Company’s normal Director compensation policies which amount is required to be satisfied in the form of Deferred Share Units credited to the Participant under the Plan; (z) “Insider” means an “insider” of the Company as defined in Part I of the Toronto Stock Exchange Company Manual as amended from time to time or any successor or replacement provision thereto; (aa) “IRC” means the United States Internal Revenue Code of 1986, as amended from time to time, and the treasury regulations promulgated thereunder. Any reference in this Plan to a provision of the IRC shall be read as a reference to that provision as it may be subsequently amended or to any successor provision thereto; (bb) “ITA” means the Income Tax Act (Canada), as amended from time to time, and the regulations promulgated thereunder. Any reference in this Plan to a provision of the ITA shall be read as a reference to that provision as it may be subsequently amended or to any successor provision thereto; (cc) “Participant” means a Director to whom Deferred Share Units have been, or will be, credited under the Plan; (dd) “Participant Information” has the meaning set forth in Section 2.4(a); (ee) “Person” means any individual, sole proprietorship, partnership, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, agency, and where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representative; (ff) “Plan” means this BlackBerry Limited Amended and Restated Deferred Share Unit Plan for Directors, as amended from time to time in accordance with its terms; (gg) “Redemption Date” means, subject to Sections 5.4(c) and 5.4(d), (i) for a Participant who is not a U.S. Taxpayer, the later of the Participant’s Separation Date and such date, if any, as may be agreed in writing before the Participant’s Separation Date between the Company and the Participant (for greater certainty, such agreed date shall not be permitted to fall within a Regular Trading Blackout within the meaning of the Company’s insider trading policy), provided that, under no circumstances, shall the Redemption Date be later than December 15th of the calendar year commencing immediately following the date of the Participant’s Termination Event; and (ii) for a U.S. Taxpayer, the 30th day following the day on which the U.S. Taxpayer’s Separation from Service occurs; (hh) “Separation Date” means, in respect of a Participant who is not a U.S. Taxpayer, the third Business Day after the date of the Participant’s Termination Event, provided however that if the Separation Date would otherwise fall within a Regular Trading Blackout or Special Trading Blackout within the meaning of the Company’s insider trading policy, the Separation Date shall be the earlier of (i) the third Business Day following the expiry of the Regular Trading Blackout and/or Special Trading Blackout; and (ii) December 15th of the calendar year commencing immediately following the date of the Participant’s Termination Event; (ii) “Separation from Service” means, in respect of a Participant who is a U.S. Taxpayer, any event that may qualify as a separation from service under IRC Treasury Regulation Section 1.409A-1(h). A U.S. Taxpayer shall be deemed to have separated from service if he or she dies, retires, or otherwise has a termination of employment as defined under IRC Treasury Regulation Section 1.409A-1(h); (jj) “Termination Event” means, in respect of a Participant, the time at which the Participant ceases to hold all positions with the Company or a corporation related to the Company within the meaning of the ITA as a result of the Participant’s death or retirement from, or loss of, an office or employment for purposes of paragraph (d) of Regulation 6801 to the ITA; (kk) “U.S. Participant” means a Participant who is both (i) a U.S. Taxpayer and (ii) a permanent resident of the United States of America; and (ll) “U.S. Taxpayer” means a Participant who is a U.S. citizen or U.S. permanent resident for purposes of the IRC or a Participant for whom the compensation subject to deferral under this Plan would otherwise be subject to U.S. taxation under the IRC. 1.3 Interpretation (a) Whenever the Directors or, where applicable, the Committee is to exercise discretion in the administration of the terms and conditions of this Plan, the term “discretion” means the sole and absolute discretion of the Directors or the Committee, as the case may be. (b) As used herein, the terms “Article”, “Section”, and “Schedule” mean and refer to the specified Article, Section, and Schedule of this Plan. Headings of Articles, Sections and Schedules are inserted for convenience of reference only and shall not affect the construction or interpretation of this Plan.

(c) Unless otherwise specified, time periods wherein or following which any payment (whether in cash or Company Shares) is to be made or act is to be done shall be calculated by excluding the day on which the period begins, including the day on which the period ends, and abridging the period to the immediately preceding Business Day in the event that the last day of the period is not a Business Day. In the event an action is required to be taken or a payment (whether in cash or Company Shares) is required to be made on a day which is not a Business Day, such action shall be taken or such payment shall be made on the immediately preceding Business Day. (d) Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders. 1.4 Effective Date of the Plan This Plan, as amended, shall be effective from July 1, 2017 (the “Effective Date”). The Directors shall review and confirm the terms of the Plan from time to time. Deferred Share Units granted and compensation paid or payable prior to the Effective Date shall be administered in accordance with the Plan provisions and related policies in effect prior to that date to the extent appropriate. Deferred Share Units granted and compensation paid or payable on or after the Effective Date shall be administered in accordance with these Plan provisions and related policies. 1.5 Schedules Incorporated By Reference The following Schedules are attached to the Plan and are incorporated by reference: Schedule “A” – Election and Acknowledgment Form Schedule “B” – Beneficiary Designation Form ARTICLE 2 ADMINISTRATION 2.1 Administration of the Plan (a) Except for those matters that cannot be delegated by the Directors: (i) the Plan shall be administered by the Committee and the Committee shall have full authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make such determinations as, in its discretion, it deems necessary or desirable for the administration of the Plan; and (ii) all actions taken and decisions made by the Committee in this regard shall be final, conclusive, and binding on all parties concerned, including, but not limited to, the Company, the Participants, and any Beneficiary.

(b) The power of the Directors and/or the Committee to make material amendments to the Plan is subject to those provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange) that require that shareholder approval of material amendments be obtained. (c) The Committee may, to the extent permitted by law, delegate any of its administrative responsibilities under the Plan and powers related thereto to one or more Persons including, without limitation, an officer of the Company (the “Administrator”), and all actions taken and decisions made by such Administrator in this regard shall be final, conclusive, and binding on all parties concerned, including but not limited to, the Company, the Participants, and any Beneficiary. If no such Administrator is appointed by the Committee, or if at any time the position of Administrator is left vacant, all references herein to the “Administrator” shall be read as references to the Committee until such time as an Administrator is appointed by the Committee. (d) This Plan is intended to satisfy the requirements of Section 409A of the IRC and is intended not to be a “salary deferral arrangement” within the meaning of the ITA on the basis that it satisfies the requirements of paragraph (d) of Regulation 6801 to the ITA, and shall be interpreted and administered consistent with such intent. 2.2 Determination of Value if Company Shares Not Publicly Traded Should the Company Shares no longer be publicly traded at the relevant time such that the Award Market Value and/or the Dividend Market Value cannot be determined in accordance with the formulae set out in the definitions of those terms, or if, in the opinion of the Directors, the price at which Company Shares are publicly traded does not reflect the fair market value of those securities at the relevant time, such values shall be determined by a qualified financial advisor selected by the Committee acting in good faith, or by the Committee acting in good faith. 2.3 Taxes and Other Source Deductions (a) The Company shall not be liable for any tax imposed on any Participant or any Beneficiary as a result of the crediting, holding or redemption of Deferred Share Units, amounts paid or credited to such Participant (or Beneficiary), or securities issued to such Participant (or Beneficiary) under this Plan. (b) It is the responsibility of the Participant (or Beneficiary) to complete and file any tax returns which may be required under any applicable tax laws within the period prescribed by such laws. (c) The Company shall be authorized to deduct, withhold and/or remit from any amount paid or credited hereunder (whether in Company Shares or cash), or otherwise, such amount as may be necessary so as to ensure the Company will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant or Beneficiary, as the case may be (the “Applicable Withholding Taxes”). 2.4 Information (a) Each Participant shall provide the Company, the Committee, and the Administrator (either individually or all, as applicable) with all information including, where required, all “personal information” as defined in the Personal Information Protection and Electronic Documents Act (Canada), or any applicable provincial privacy legislation, they require to administer or operate the Plan or to permit the Participant to participate in the Plan (collectively, the “Participant Information”). (b) The Company, the Committee and the Administrator may from time to time transfer or provide access to Participant Information to a third party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing services to the Company in connection with the operation or administration of the Plan and provided further that such service providers agree to take appropriate measures to protect the Participant Information and not to use it for any purpose except to administer or operate the Plan. By participating in the Plan, each Participant acknowledges that Participant Information may be so provided and agrees to its provision on the terms set forth herein, including where applicable, to the transfer of the Participant Information to the third service provider who may be located in or operating from the United States. (c) In addition, Participant Information may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, or the grant of a security interest in, all or a part of the Company or its Affiliates including through an asset or share sale, or some other form of business combination, merger or joint venture, provided that such party is bound by appropriate agreements or obligations and required to use or disclose the Participant Information in a manner consistent with this Section 2.4. (d) Except as contemplated in this Section 2.4, the Company, the Committee and the Administrator shall not disclose the Participant Information except in response to regulatory filing requirements or other requirements for the information by a government authority, regulatory body, or a self-regulatory body in which the Company participates in order to comply with applicable laws (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange) or for the purpose of complying with a subpoena, warrant or other order by a court, Person or body having jurisdiction over the Company and/or such Persons to compel production of the Participant Information.

ARTICLE 3 COMPANY SHARES SUBJECT TO THE PLAN 3.1 Company Shares Subject to the Plan (a) This Section 3.1 applies to any securities that may be acquired by Participants on any Redemption Date pursuant to Section 5.4 that consist(s) of authorized but unissued Company Shares. (b) The aggregate number of Company Shares available for issuance hereunder from treasury shall be 1% of the issued and outstanding Company Shares, subject to adjustment for any subdivision, consolidation or distribution of Company Shares as contemplated by, and in accordance with, Section 5.5. (c) The number of Company Shares issuable at any time from treasury pursuant to the Deferred Share Units credited to Insiders under this Plan, together with any other compensation arrangement of the Company that provides for the issuance of Company Shares from treasury, shall not exceed ten percent (10%) of the issued and outstanding Company Shares. (d) The number of Company Shares issued to Insiders from treasury pursuant to the Deferred Share Units credited under this Plan, together with any other compensation arrangement of the Company that provides for the issuance of Company Shares from treasury, shall not, within a one (1) year period, exceed ten percent (10%) of the issued and outstanding Company Shares. (e) This Section 3.1 and the Company’s right to elect under Section 5.4(b) will be effective only upon receipt of all necessary shareholder approvals of this Plan, as amended from time to time, as required by the rules, regulations and policies of the Toronto Stock Exchange, the New York Stock Exchange and any other stock exchange on which Company Shares are listed or traded. ARTICLE 4 PLAN PARTICIPATION 4.1 Time of Election (a) The amount of any Automatic DSU Retainer and the amount of any Initial Retainer which becomes payable to a Participant after the Effective Date of the Plan shall be satisfied by crediting to the Participant’s Account Deferred Share Units pursuant to Section 5.1. (b) Each Participant shall have the right to elect, in advance, the portion of his or her DSU Eligible Retainer (in increments of five percent (5%)) that the Participant wishes to be satisfied by way of Deferred Share Units credited to his or her Account under the Plan (with the remainder, if any, to be received in cash), and shall have the right to amend or revoke such election annually, within the time periods specified below. The election or amended election, as the case may be, shall be made by completing, signing and delivering to the Committee or the Administrator, a written election and acknowledgement in the form attached to the Plan as Schedule “A”, or such similar form of election and acknowledgement acceptable to the Committee or the Administrator (the “Election and Acknowledgement Form”). In order to make such election, the Participant must submit his or her Election and Acknowledgement Form as follows: (i) in the case of an existing Director, subject to subparagraph (iii) below, an election or amended election, as the case may be, must be filed within the period beginning after the third Business Day following the expiry of a Regular Trading Blackout, within the meaning of the Company’s insider trading policy, during the fourth Fiscal Quarter of the Fiscal Year immediately preceding the commencement of the Fiscal Year in respect of which the election applies, and ending (A) in the case of a Director who is not a U.S. Taxpayer, on the January 31st immediately preceding the Fiscal Year in respect of which the election applies, and (B) in the case of a Director who is a U.S. Taxpayer, on the December 31st immediately preceding the Fiscal Year in respect of which the election applies; (ii) in the case of a new Director, subject to subparagraph (iii) below, as soon as possible, and in any event no later than twenty-one (21) days after his or her election or appointment as a Director, with such election to apply in respect of any portion of the DSU Eligible Retainer that is payable after the date the relevant Election and Acknowledgement Form is received by the Committee or the Administrator and in the Fiscal Year during which such election or appointment is made; (iii) notwithstanding subparagraphs (i) and (ii) above, under no circumstances may an Election and Acknowledgement Form be filed until after the second Business Day following the expiry of a Regular Trading Blackout or a Special Trading Blackout, each within the meaning of the Company’s insider trading policy. In the event that an Election and Acknowledgement Form would otherwise be required to be filed within the period of a Regular Trading Blackout or a Special Trading Blackout, the filing deadline will be extended as follows: (A) in the case of an existing Director who is not a U.S. Taxpayer, until the final Business Day of the Fiscal Year immediately preceding the Fiscal Year in respect of which the election applies; and (B) in the case of a new Director, the Business Day immediately prior to the first Award Date immediately following his or her election as a Director; provided however, that in any circumstance where a Regular Trading Blackout or Special Trading Blackout continues until the date when an Election and Acknowledgement Form would otherwise be permitted to be filed under this subparagraph (iii), an existing Director will not be permitted to file an amended election in respect of the subsequent Fiscal Year, and in the case of a new Director, the portion of his or her DSU Eligible Retainer to be satisfied in Deferred Share Units for the Fiscal Year will be deemed to be fifty (50) percent.

Any such election shall be irrevocable in respect of the Fiscal Year for which it is originally made and will continue in effect thereafter until it is amended in accordance with this Section 4.1(b). Deferred Share Units shall be credited to the Participant’s Account in accordance with Section 5.1. Except in the case of a new Director, if no election has been validly made in respect of a Director’s DSU Eligible Retainer within the time specified in 4.1(b) above, the Director’s full DSU Eligible Retainer shall be paid in cash in accordance with the Company’s normal Director compensation policies. 4.2 Effect of Election The number of Deferred Share Units credited to a Participant’s Account shall be considered to be Company Shares solely for the purpose of any requirements or guidelines of the Company with respect to a Director’s required holding of Company Shares. ARTICLE 5 DEFERRED SHARE UNITS 5.1 Grant of Deferred Share Units (a) Subject to the following sentence, all Deferred Share Units granted to a Participant in respect of a Fiscal Year shall be credited to the Participant’s Account in quarterly installments effective as of the Award Date for that grant (with the exception of a Participant’s Initial Retainer, which shall be credited to the Participant’s Account in full on the first Award Date following the Participant’s appointment or election as a Director). With respect to any Fiscal Quarter during which the Participant ceases to serve as a Director, a pro rata portion of the quarterly installment otherwise applicable shall be credited to the Participant’s Account on the applicable Award Date based on the number of days within the Fiscal Quarter during which the Participant served as a Director. Deferred Share Units credited to a Participant’s Account in accordance with this Section 5.1 shall be fully vested at the time awarded. (b) The number of Deferred Share Units (including fractional Deferred Share Units rounded to the fourth decimal place) to be credited to the Participant’s Account in respect of such Participant’s Initial Retainer and/or Automatic DSU Retainer shall be determined by dividing (i) the amount of the Participant’s Initial Retainer and/or Automatic DSU Retainer, expressed in dollars and otherwise payable on such Award Date in accordance with the Company’s normal Director compensation policies by (ii) the Award Market Value for the applicable Award Date. (c) In the case of a Participant who has made an election pursuant to Section 4.1(b), the number of Deferred Share Units (including fractional Deferred Share Units rounded to the fourth decimal place) to be credited to the Participant’s Account in respect of such Participant’s DSU Eligible Retainer shall be determined by dividing (i) the amount of the Participant’s DSU Eligible Retainer, expressed in dollars, that the Participant elects to have satisfied in the form of Deferred Share Units by (ii) the Award Market Value for the applicable Award Date. 5.2 Credits for Dividends A Participant’s Account shall be credited with Dividend Equivalents in the form of additional Deferred Share Units (including fractional Deferred Share Units rounded to the fourth decimal place) as of each Dividend Payment Date. The number of such Dividend Equivalents (rounded to the fourth decimal place) to be credited to a Participant’s Account shall be computed by dividing: (a) the amount obtained by multiplying the amount of the dividend declared and paid per Company Share (or in the case of a stock dividend in the ordinary course, the cash equivalent thereof per Company Share based on the Dividend Market Value), expressed in dollars, by the number of Deferred Share Units recorded in the Participant’s Account on the Dividend Record Date, by (b) the Dividend Market Value, in respect of the dividend giving rise to the Dividend Equivalents. Dividend Equivalents credited to a Participant’s Account in accordance with this Section 5.2 shall be fully vested at the time awarded. 5.3 Reporting of Deferred Share Units Statements of the Deferred Share Units in Participants’ Accounts will be provided to the Participants by the Administrator at least annually. Statements shall contain such information as the Committee may determine, in its discretion, from time to time or as otherwise may be required by law. 5.4 Redemption of Deferred Share Units (a) On the Redemption Date, the Company shall make to a Participant a cash payment equal to the product of the number of Deferred Share Units recorded in the Participant’s Account (other than Deferred Share Units forfeited in accordance with Section 5.4(c) of this Plan) multiplied by the weighted average trading price of a Company Share on the Toronto Stock Exchange, if the Participant is not a U.S. Participant, or the New York Stock Exchange, if the Participant is a U.S. Participant (or if the Company Shares are not then listed on the Toronto Stock Exchange or the New York Stock Exchange, as applicable, any other stock exchange on which Company Shares are listed) for the five (5) trading days immediately preceding the Redemption Date, less Applicable Withholding Taxes. (b) Subject to Section 5.4(d), and the receipt of all necessary shareholder approvals as required under the rules, regulations and policies of the Toronto Stock Exchange, the New York Stock Exchange and any other stock exchange on which Company Shares are listed or traded, the Company may, in lieu of the cash payment contemplated in Section 5.4(a) above, on the Redemption Date elect to either issue to the Participant or, through a broker designated by the Participant who is independent from the Company and any Affiliate (the “Designated Broker”), acquire on behalf of such Participant, the number of whole Company Shares that is equal to the number of whole Deferred Share Units recorded in the Participant’s Account (other than Deferred Share Units forfeited in accordance with Section 5.4(c) of this Plan) on the Redemption Date (less any amounts in respect of Applicable Withholding Taxes). If the Company elects to arrange for the purchase of Company Shares by a Designated Broker on behalf of the Participant, the Company shall contribute to the Designated Broker an amount of cash sufficient, together with any reasonable brokerage fees or commission fees related thereto, to purchase the whole number of Company Shares to which the Participant is entitled and the Designated Broker shall, as soon as practicable thereafter, purchase those Company Shares, on behalf of such Participant, on a stock exchange on which the Company Shares are listed or traded. In lieu of purchasing or issuing any fractional Company Share, as the case may be, any fractional Deferred Share Units in a Participant’s Account shall be paid to the Participant (or used to satisfy any Applicable Withholding Taxes) as a lump sum cash amount (computed to the nearest cent and net of Applicable Withholding Taxes) equal to the relevant number of fractional Deferred Share Units multiplied by the weighted average trading price of a Company Share on the Toronto Stock Exchange if the Participant is not a U.S. Participant, or the New York Stock Exchange, if the Participant is a U.S. Participant, for the five (5) trading days immediately preceding the Redemption Date. (c) Notwithstanding any provision to the contrary herein, but subject to Section 5.4(d), if the Deferred Share Units of a U.S. Taxpayer are subject to tax under both the income tax laws of Canada and the income tax laws of the United States, the following special rules regarding forfeiture will apply. For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under IRC Section 409A and/or under paragraph (d) of Regulation 6801 to the ITA that may result because of the different requirements as to the time of redemption of Deferred Share Units (and thus the time of taxation) with respect to a U.S. Taxpayer’s Separation from Service (under U.S. tax law) and a Termination Event (under Canadian tax law). The intended consequence of this Section 5.4(c) of the Plan is that payments to U.S. Taxpayers in respect of Deferred Share Units will only occur if such U.S. Taxpayer experiences both a Separation from Service and a Termination Event. If a U.S. Taxpayer does not experience both a Separation from Service and a Termination Event, including in the following circumstances enumerated below, such Deferred Share Units shall instead be immediately and irrevocably forfeited: (i) a U.S. Taxpayer experiences a Separation from Service as a result of a permanent decrease in the level of services such U.S. Taxpayer provides to the Company or a related entity that is considered the same service recipient under IRC Section 409A to less than 20% of his or her past service, but such U.S. Taxpayer continues to provide some level of service to the Company or a corporation related to the Company within the meaning of the ITA; (ii) a U.S. Taxpayer experiences a Separation from Service for the purposes of a distribution required under IRC Section 409A as a result of ceasing to be a member of the board of directors of the Company, but such U.S. Taxpayer continues providing services as an employee of the Company or a corporation related to the Company within the meaning of the ITA; or (iii) a U.S. Taxpayer experiences a Termination Event, but such U.S. Taxpayer continues to provide services as an independent contractor such that he or she has not experienced a Separation of Service. (d) Notwithstanding any other provision of the Plan, all amounts payable to, or in respect of, a Participant under this Section 5.4, including, without limitation, the issuance or delivery of Company Shares or a lump sum cash payment, shall be paid or delivered on or before December 31 of the calendar year commencing immediately following the Participant’s Termination Event. (e) Subject to Section 5.4(d) above, the Committee or the Administrator will use commercially reasonable efforts to ensure that delivery of the Company Shares and/or any cash payment required by this Section 5.4, is made within ten (10) Business Days after such Redemption Date. (f) Upon payment of any amount pursuant to this Section 5.4 in cash or Company Shares, as the case may be, the particular Deferred Share Units in respect of which such payment was made shall be cancelled and no further payments (whether in Company Shares or cash or otherwise) shall be made in relation to such Deferred Share Units. 5.5 Adjustments to Deferred Share Units In the event of any subdivision, consolidation or distribution of Company Shares to its shareholders (excluding by way of dividend payment in the ordinary course or a distribution of Company Shares under any compensation arrangement of the Company or any of its subsidiaries or other Affiliates controlled by the Company, that contemplates the issuance of Company Shares from treasury), or upon a capital reorganization, reclassification, exchange, or other change with respect to the Company Shares, or a consolidation, amalgamation, arrangement or other form of business combination of the Company with another Person, or a sale, lease or exchange of all or substantially all of the property of the Company or other distribution of the Company’s assets to shareholders (other than by way of dividend payment in the ordinary course), then the Account of each Participant and the Deferred Share Units outstanding under the Plan shall be adjusted in such manner, if any, as the Directors and the Committee deem appropriate in order to preserve, proportionally, the interests of Participants under the Plan, provided that the dollar value of Deferred Share Units credited to a Participant’s Account immediately after such an adjustment shall not exceed the dollar value of the

Deferred Share Units credited to such Participant’s Account immediately prior thereto and provided further that the value of Deferred Share Units shall always depend on the fair market value of Company Shares. All adjustments under this Section 5.5 shall, at all times, be in compliance with the requirements of Section 409A of the IRC and paragraph (d) of Regulation 6801 to the ITA. ARTICLE 6 GENERAL 6.1 Amendment, Suspension, or Termination of Plan (a) Subject to Sections 6.1(b) and 6.1(c), the Directors may amend, suspend or terminate this Plan, or any portion thereof, without shareholder approval, at any time, subject to those provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange), if any, that require the approval of shareholders or any governmental or regulatory body be obtained. However, except as expressly set forth herein, no such amendment, suspension, or termination may adversely affect Deferred Share Units previously granted to a Participant at the time of such amendment without the consent of the affected Participant(s) and no such amendment, suspension or termination shall be such that the Deferred Share Units or this Plan cease to comply with the requirements of Section 409A of the IRC and paragraph (d) of Regulation 6801 to the ITA. Without limiting the generality of the foregoing, the Directors may make the following types of amendments to the Plan without seeking shareholder approval: (i) amendments of a “housekeeping” or administrative nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan; (ii) amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange, the New York Stock Exchange, paragraph (d) of Regulation 6801 to the ITA and Section 409A of the IRC and related authority); (iii) amendments respecting administration of the Plan; (iv) any amendment to add or modify the vesting or redemption provisions of the Plan or any Deferred Share Unit; (v) any amendment to the definition of “Participant” or otherwise relating to the eligibility of any Participant; (vi) any amendment to facilitate the participation in the Plan by, and the granting of Deferred Share Units to, Directors who are subject to the laws of countries other than those of Canada, which grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws; (vii) amendments necessary to suspend or terminate the Plan; and (viii) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange). Shareholder approval will be required for the following types of amendments (i) amendments to the number of Company Shares issuable from treasury under the Plan, including an increase to a fixed maximum number of Company Shares or a change from a fixed maximum number of Company Shares to a fixed maximum percentage; (ii) any amendment which would permit discretionary grants of Deferred Share Units to Directors; (iii) any amendment to remove or exceed the insider participation limits; (iv) any amendments to this amendment provision; and (v) amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange). (b) Notwithstanding Section 6.1(a), the Plan may not be amended, suspended or terminated in any way that has the effect of accelerating payments to U.S. Taxpayers contrary to the requirements of Section 409A of the IRC. (c) Notwithstanding the provisions of this Article VI, any amendment, suspension or termination of the Plan shall be such that the Plan and the Deferred Share Units granted thereunder continuously satisfy the requirements of Section 409A of the IRC and paragraph (d) of Regulation 6801 to the ITA. (d) The Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in respect of all Deferred Share Units recorded in the Participant’s Account. 6.2 Compliance with Laws The administration of the Plan shall be subject to and made in conformity with all applicable laws, regulations, policies, rules, notices and administrative practices (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange that require shareholder approval of the

Plan and material amendments be obtained). Should the Committee, in its discretion, determine, having regard to the above-noted applicable laws, regulations, policies, rules, notices and administrative practices or other relevant circumstances, that it is not feasible or desirable to honour a Participant’s election to have all or a portion of his or her DSU Eligible Retainer paid in the form of Deferred Share Units issued under the Plan, the Committee may refuse a Participant’s election under the Plan, in which case such amounts shall be paid in cash. 6.3 Reorganization of the Company The existence of any outstanding Deferred Share Units shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, units or other securities of the Company or the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise. 6.4 General Restrictions Except as required by law or expressly contemplated herein, the rights of a Participant under the Plan or in respect of any Deferred Share Units are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged. 6.5 Successors and Assigns The Plan shall be binding on all successors and assigns of the Company and in this regard, a corporate successor to the Company can assume the obligations of the Company hereunder (including, if applicable, substituting its shares for the Company Shares for purposes of the Plan) upon notice to the Participants, provided such assumption has been authorized by the Directors. 6.6 Designation of Beneficiary Subject to the requirements of applicable laws, a Participant may designate in writing a Person as a beneficiary to receive any benefits that are payable under the Plan upon the death of such Participant. The Participant may, subject to applicable laws, alter or revise such designation from time to time. The original designation or any change thereto shall be in the form of Schedule “B” or in such other form and in such other manner as the Committee, in its discretion, may from time to time determine. 6.7 No Right to Serve (a) Neither participation in the Plan nor any action taken under the Plan shall give or be deemed to give any Participant a right to continued service to the Company or any Affiliate, and such participation shall not interfere with the right of the

Company or any Affiliate to terminate the Participant’s service at any time or not re-nominate the Participant as a Director. (b) Nothing in this Plan or the Participant’s opportunity to participate in this Plan shall be construed to provide the Participant with any rights whatsoever to participate or continue to participate in this Plan, or to compensation or damages in lieu of continued participation or the right to participate in this Plan upon the termination of the Participant as Director of the Company, for any reason whatsoever. 6.8 No Shareholder Rights Except as provided in Section 4.2, under no circumstances shall Deferred Share Units credited to a Participant’s Account be considered Company Shares or other securities of the Company, nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Company Shares or other securities of the Company, nor shall any Participant be considered the owner of Company Shares by virtue of the award of Deferred Share Units, until and unless Company Shares have been issued or transferred to the Participant upon redemption of his or her Deferred Share Units. 6.9 Deferred Share Units Non-Transferable Deferred Share Units are non-transferable. 6.10 Unfunded and Unsecured Plan Unless otherwise determined by the Directors, the Plan shall be unfunded and the Company shall not secure its obligations under the Plan. To the extent any Participant or the Participant’s Beneficiary holds any rights by virtue of a grant of Deferred Share Units under the Plan, such rights (unless otherwise determined by the Directors) shall be no greater than the rights of an unsecured creditor of the Company. 6.11 No Other Benefit (a) No amount will be paid to, or in respect of, a Participant under the Plan to compensate for a downward fluctuation in the price of a Company Share, nor will any other form of benefit be conferred upon, or in respect of, a Participant (or a person with whom the Participant does not deal at arm’s length within the meaning of the ITA), for such purpose. (b) The Company makes no representations or warranties to Participants with respect to the Plan or the Deferred Share Units whatsoever. Participants are expressly advised that the value of any Deferred Share Unit in the Plan will fluctuate as the trading price of Company Shares fluctuates. Participants are further expressly advised that the amount of dividends that may be paid in respect of Company Shares, if any, will vary.

(c) In seeking the benefits of participation in the Plan, a Participant agrees to exclusively accept all risks associated with a decline in the market price of Company Shares and all other risks associated with the holding of Deferred Share Units. 6.12 Non-exclusivity of the Plan The adoption of the Plan by the Company shall not be construed as creating any limitations on the power or authority of the Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Directors may deem necessary or desirable, or preclude or limit the continuation of any other plan, practice, or arrangement for the payment of compensation and other benefits to Directors generally, or to any class or group of Directors, that the Company has lawfully put into effect. 6.13 Governing Law The Plan shall be governed by, and interpreted in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein, without regard to principles of conflict of laws. 6.14 Language The parties hereunder have requested the present document and the related material to be drafted in the English language. Les parties aux présentes ont fait la demande expresse que ce document et ceux qui s’y rapportent soient rédigés en langue anglaise. 6.15 Severability The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from this Plan. 6.16 Term Unless terminated earlier in accordance with the provisions contained herein, this Plan shall remain in effect for a period of ten (10) years from the Effective Date, at which time it shall terminate unless reconfirmed for a further ten (10) year term by resolution passed by a majority (or such greater percentage (or with such number of votes as may be excluded) as may be specified by the rules, regulations or policies of the Toronto Stock Exchange or the New York Stock Exchange) of votes cast by all holders of Company Shares who vote in respect of such reconfirmation at the annual general meeting of the Company immediately preceding the tenth (10th) anniversary of the Effective Date.

SCHEDULE “A” BLACKBERRY LIMITED AMENDED AND RESTATED DEFERRED SHARE UNIT PLAN FOR DIRECTORS ELECTION AND ACKNOWLEDGEMENT FORM 1. I acknowledge that one hundred percent (100%) of my Automatic DSU Retainer will be satisfied by the crediting to my Account of Deferred Share Units. 2. I acknowledge that one hundred percent (100%) of my Initial Retainer (if applicable) will be satisfied by the crediting to my Account of Deferred Share Units. 3. I elect to receive my DSU Eligible Retainer beginning in the [Fiscal Year] Award Year as follows: A. _____% in Deferred Share Units B. _____% in cash NOTE: The total amount of A and B must equal 100%. You must elect in increments of five percent (5%) under A and B. 4. I _____ am /_____ am not [please check as appropriate] currently a U.S. Taxpayer. 5. I acknowledge that: (a) I have received and reviewed a copy of the Plan and, I agree to be bound by the terms and conditions of the Plan; (b) my full Automatic DSU Retainer and Initial Retainer (if applicable) must be satisfied in Deferred Share Units; (c) the number of Deferred Share Units determined pursuant to the terms of the Plan that result from my election in paragraph 3 herein, will be credited to my Account in quarterly installments for each Fiscal Quarter while I remain a director pursuant to the Plan; (d) my election in paragraph 3 herein is subject to the terms of the Plan and is irrevocable for the Fiscal Year in respect of which it is made and will continue in effect thereafter unless amended; (e) I will be liable for income tax when a lump sum cash payment is made in respect of the value of the Deferred Share Units in my account or Company Shares are acquired on my behalf or are issued from treasury under the Plan to me in accordance with the terms of the Plan, and that the Company has not provided me with any tax advice with respect to the Plan (or the tax consequences upon a grant of Deferred Share Units) or the acknowledgements I have made in paragraphs 1 and 2 herein or the election I have made in paragraph 3 herein, and that I should confirm the tax treatment with my own tax advisor;

(f) no funds will be set aside to guarantee the satisfaction of Deferred Share Units and future satisfaction of Deferred Share Units will remain an unfunded liability on the books of the Company unless the Company changes its practice in this regard; and (g) the Company may elect to pay Deferred Share Units in the form of a lump sum cash amount or in the form of Company Shares at the time specified in accordance with the terms of the Plan. 6. I further acknowledge that as a Participant of the Plan, I am required to provide the Company, the Committee, and the Administrator (either individually or all, as applicable) with all information (including Participant Information) required to administer or operate the Plan or to permit my participation in the Plan, and I hereby consent to the collection or use of all such information by the Company, the Committee, and the Administrator. I understand that the Company, the Committee, and the Administrator may from time to time transfer or provide access to such information to third party service providers (including third party service providers who may be located in or operating from the United States) for purposes of the administration of the Plan, and that such Persons will be provided with such information for such purposes only. I also understand that Participant Information may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, or the grant of a security interest in, all or a part of the Company, provided that such party is bound by similar restrictions on its use of Participant Information. I also understand that the Company, the Committee, and the Administrator may from time to time disclose my Participant Information in response to regulatory filing or other requirements for the information by a regulatory body or a self- regulatory body in which the Company participates, or for the purpose of complying with a subpoena, warrant or other order by a court, Person or body having jurisdiction to compel production of the information, or as otherwise required by law. I acknowledge that withdrawal of the consent at any time may result in a delay in the administration of the Plan or in the inability of the Company, the Committee or the Administrator to deliver a lump sum cash amount or, where applicable, Company Shares to me in respect of any Deferred Share Units credited to my Account under the Plan. Signature: _____________________________________ Name (please print): _____________________________ Date: _________________________________________ All capitalized terms used in this Election and Acknowledgement Form have the meaning attributed to them in the Plan. In the event of any conflict between the information in this Election and Acknowledgement Form and the governing Plan document, the Plan document will prevail.

SCHEDULE "B"

BENEFICIARY DESIGNATION FORM

- Please read the instructions and definitions on all pages before completing this form. BlackBerry Limited (the **"Company"**) assumes no responsibility for its validity or sufficiency.
- **Please PRINT all names (full name), relationship to Participant and percentage amounts.**
- **Date and sign as required at bottom of form.**
- **Please complete this form in duplicate and return both copies to the Company.**
- **For forms signed by Québec residents, the designation of the spouse is irrevocable unless otherwise specified**.

Name of Participant: ____

The undersigned hereby revokes any beneficiary designation or direction of payment previously made in respect to the proceeds payable upon the death of the Participant under the BlackBerry Limited Amended and Restated Deferred Share Unit Plan for Directors (the **"Plan"**) and directs that such proceeds be paid to:

Name of New Primary Beneficiary(ies)	Relationship to Participant	Percentage	
______________________	______________________	__________	☐Revocable ☐Irrevocable
______________________	______________________	__________	☐Revocable ☐Irrevocable
______________________	______________________	__________	☐Revocable ☐Irrevocable
______________________	______________________	__________	☐Revocable ☐Irrevocable

Name of New Contingent Beneficiary(ies)	Relationship to Participant	Percentage	
______________________	______________________	__________	☐Revocable ☐Irrevocable
______________________	______________________	__________	☐Revocable ☐Irrevocable
______________________	______________________	__________	☐Revocable ☐Irrevocable
______________________	______________________	__________	☐Revocable ☐Irrevocable

Minor Clause – check if necessary Please note that according to legal requirements, the Company cannot pay out to beneficiaries who are minors. A trustee for minor children must be designated, except in Québec where this is unacceptable at law. … Trustee for Minor Children Full Name (please print) Relationship to Participant ____________________________________________ ______________________________ is hereby appointed Director to receive any payment due on or after the Participant’s death to any BENEFICIARY DESIGNATED in this form who is a minor on the date such payment falls due. It is hereby certified that the undersigned is/are the age of majority. _______________________________________________________ ________________________________________________________________________ Witness other than Beneficiary Date Signature of Participant Date ___________________________________________________ ___________________________________________________________________ Witness other than Beneficiary Date Signature of Irrevocable or Primary Beneficiary required (if applicable) Date

INSTRUCTIONS x This form provides for two types of beneficiary designation, “primary” and “contingent” – but it is not necessary to designate both types. x Phrases such as “if living, otherwise”, “share and share alike” or “equally” are not necessary as these are covered by the form. x Beneficiaries of the same type will share equally in any death benefit payable to them unless you specify otherwise. If a beneficiary dies before the benefit is payable, his or her share will be allocated equally among any surviving beneficiaries of the same type, unless you specify otherwise. x The person signing the beneficiary designation form should initial any corrections to this form. ADDITIONAL PROVISIONS RELATING TO BENEFICIARY DESIGNATION Contingent Beneficiary: If the primary beneficiary or, where there is more than one primary beneficiary, all of the primary beneficiaries die before the Participant does, then the contingent beneficiary(ies) would become the new primary beneficiary(ies) automatically. Irrevocable Beneficiary: If a beneficiary designation is irrevocable, the signature of the irrevocable beneficiary is required for any changes, including a change of beneficiary. With one exception, designations are revocable unless specified irrevocable. In Québec, a designation in favour of a spouse is irrevocable unless specified otherwise. Per Stirpes: If you wish the descendants of a beneficiary to receive his or her portion of the benefit if the beneficiary should die before the Participant, you can record your beneficiary designation as being the “beneficiaries per stirpes”. If a beneficiary per stirpes dies before the Participant and has no descendants, their share is divided equally among the remaining beneficiaries. Payment to Beneficiaries: Unless you specify otherwise, the Company will pay the death benefit (in a lump sum installments) as follows: 1. to any primary beneficiaries who are alive when a benefit is payable; or 2. if no primary beneficiary is then alive, to any contingent beneficiaries who are then alive; or 3. if no beneficiary is then alive to the Participant’s estate. Trusts: If the beneficiary designated is the trustee of an inter vivos trust and if the Company receives proof satisfactory to it that the trust is not in effect when any death benefit is payable, then the Company will pay the death benefit as if the trust beneficiary had died before the Participant. If the beneficiary designated is the trustee of a testamentary trust, it will be deemed to be the trust which is created under a last will and testament and if, when the death benefit is payable, it is found that the last will and testament contains no trust or is not admitted to probate or the Participant died intestate, then the Company will pay the death benefit as if the trust beneficiary had died before the Participant. SPECIMEN DESIGNATIONS Primary - Mary Doe, wife Contingent - John Doe and James Doe, children, children born of the marriage of, or legally adopted by, the Participant and Mary Doe Primary - Mary Doe, wife Contingent - John Doe, James Doe and Ann Smith, children, children born of the marriage of the Participant and Mary Doe, and the issue equally per stirpes of each contingent beneficiary who may be deceased Primary - Mary Smith, wife Contingent - John Smith, and Ann Smith, children. Any payment due to a beneficiary during minority shall be paid to James Smith, brother of the Participant in trust for such beneficiary Testamentary Trust The trustee of the trust created in the last will and testament of the Participant Inter Vivos Trust John Doe, Director or any successor trustee of the Trust _________________________________________ Name of Trust _________________________________________ Effective Date of Trust